GraniteShares ETF Trust

Notes to Quarterly Schedules of Investments

September 30, 2024 (Unaudited)

1. FAIR VALUE MEASUREMENT

The Financial Accounting Standards Board (FASB) established a framework for measuring fair value in accordance with U.S. GAAP. Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the exchange traded fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The hierarchy classification of inputs used to value each Fund’s investments is disclosed at the end of the Fund’s Schedule of Investments.

2. CONSOLIDATED SUBSIDIARY

The GraniteShares Bloomberg Commodity Broad Strategy No K-1 ETF invests in certain commodity-related investments through GraniteShares BCOM Cayman Limited, a wholly-owned subsidiary (the “Subsidiary”).

The following table reflects the net assets of the Subsidiary as a percentage of the GraniteShares Bloomberg Commodity Broad Strategy No K-1 ETF’s net assets at September 30, 2024:

Fund	Wholly Owned Subsidiary	Value	Percentage of Fund’s Net Assets
GraniteShares Bloomberg Commodity Broad Strategy No K-1 ETF	GraniteShares BCOM Cayman Limited	$16,043,021	19.06%

GraniteShares ETF Trust
Consolidated Schedule of Investments
GraniteShares Bloomberg Commodity Broad Strategy No K-1 ETF
September 30, 2024 (Unaudited)

	Principal
Investments	Amount	Value
UNITED STATES TREASURY OBLIGATIONS - 80.59%(a)
United States Treasury Bill, 5.116% , 10/03/2024	$15,000,000	$14,996,131
United States Treasury Bill, 5.190% , 10/17/2024 (b)	28,000,000	27,941,822
United States Treasury Bill, 5.181% , 10/31/2024 (b)	25,000,000	24,902,704
TOTAL UNITED STATES TREASURY OBLIGATIONS
(Cost $67,824,379)		67,840,657
TOTAL INVESTMENTS - 80.59%
(Cost $67,824,379)		$67,840,657
Other Assets In Excess Of Liabilities - 19.41%		16,340,231	(c)
NET ASSETS (100.00%)		$84,180,888

(a)	Rate shown represents the bond equivalent yield to maturity at date of purchase.
(b)	A portion or all of the security is owned by GraniteShares BCOM Cayman Limited, a wholly-owned subsidiary of the Fund. See Note 2.
(c)	Includes cash which is being held as collateral for futures contracts.

At September 30, 2024, open futures contracts were as follows:

Description	Number of Contracts	Expiration Date	Contract Type	Notional Amount	Value/Unrealized Appreciation	Value/Unrealized Depreciation
Brent Crude(a)	77	11/29/24	Long	$5,502,420	$97,640	–
Coffee ‘C’(a)	34	12/18/24	Long	3,445,688	439,744	–
Copper(a)	44	12/27/24	Long	5,008,300	561,150	–
Corn(a)	194	12/13/24	Long	4,120,075	254,575	–
Cotton No.2(a)	31	12/06/24	Long	1,140,955	25,510	–
E-Mini Silver(a)	1	11/26/24	Long	78,645	6,301	–
Gasoline RBOB(a)	19	10/31/24	Long	1,544,210	–	(156,601)
Gold 100 Oz(a)	55	12/27/24	Long	14,626,699	1,195,130	–
KC Hard Red Winter Wheat(a)	46	12/13/24	Long	1,342,625	36,962	–
Lean Hogs(a)	50	12/13/24	Long	1,465,500	35,900	–
Live Cattle(a)	40	12/31/24	Long	2,956,800	116,640	–
LME Lead(a)	13	11/18/24	Long	675,763	23,780	–
LME Nickel(a)	21	11/18/24	Long	2,194,350	141,674	–
LME Primary Aluminum(a)	57	11/18/24	Long	3,707,294	426,632	–
LME Zinc(a)	31	11/18/24	Long	2,389,333	307,863	–
Low Sulphur Gasoil(a)	29	11/12/24	Long	1,914,725	–	(194,550)
Natural Gas(a)	240	10/29/24	Long	7,015,200	487,281	–
NY Harbor ULSD(a)	16	10/31/24	Long	1,447,757	–	(166,181)
Silver(a)	30	12/27/24	Long	4,718,700	521,190	–
Soybean(a)	74	11/14/24	Long	3,910,900	–	(358,425)
Soybean Meal(a)	76	12/13/24	Long	2,596,160	–	(102,580)
Soybean Oil(a)	92	12/13/24	Long	2,390,712	–	(43,026)
Sugar #11(a)	94	02/28/25	Long	2,365,642	348,264	–
Wheat (CBT)(a)	72	12/13/24	Long	2,102,400	85,787	–
WTI Crude(a)	79	10/22/24	Long	5,385,430	–	(541,880)
Total Futures Contracts					$5,112,023	$(1,563,243)
Net Unrealized Appreciation					$3,548,780	$–

(a)	A portion or all of the security is owned by GraniteShares BCOM Cayman Limited, a wholly-owned subsidiary of the Fund. See Note 2.

GraniteShares Bloomberg Commodity Broad Strategy No K-1 ETF

Investments in Securities at Value	Level 1	Level 2	Level 3	Total
United States Treasury Obligations	$–	$67,840,657	$–	$67,840,657
Total	$–	$67,840,657	$–	$67,840,657

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Assets
Futures Contracts	$5,112,023	$–	$–	$5,112,023
Liabilities
Futures Contracts	$(1,563,243)	$–	$–	$(1,563,243)
Total	$3,548,780	$–	$–	$3,548,780